UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2011 - May 31, 2012

Item 1. Reports to Stockholders.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND

SEMI-ANNUAL REPORT 2012

MACQUARIE

CAUTION REGARDING FORWARD-LOOKING

STATEMENTS AND PAST PERFORMANCE

This Semi-Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (“MCIM” or “Manager”) and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Semi-Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of MCIM and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms, used but not defined herein, have the meaning assigned to them in the Fund’s prospectus.

Investments in the Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of capital from the Fund or any particular rate of return.

1

Stockholder Letter

MAY 31, 2012 (unaudited)

Introduction

We are pleased to present this Semi-Annual report to the stockholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) for the six months ended May 31, 2012 (“Period”). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

The NAV total return for the Fund and certain indices for the Period are summarized in the table below. Although the Fund is not managed toward any benchmark, we believe the following indices offer a helpful frame of reference.

For the Six-Month Period Ended May 31, 2012 (1)	Total Returns (%)(2)
Macquarie Global Infrastructure Total Return Fund – NAV	1.81%
Macquarie Global Infrastructure Total Return Fund – Market Price	5.31%
Macquarie Global Infrastructure Index(3) (“MGII”)	-2.39%
MSCI Net World USD Total Return(4)	0.72%

There were a number of drivers of the Fund’s return during the Period:

•	The mixed performance of transportation stocks, with strong performance from the Airport sector, but weakness in some Seaports and Toll Road stocks;

•	The strong performance of regulated utilities stocks, offset by the weakness of European integrated utilities stocks;

•	The continued good performance of Pipeline stocks, including Master Limited Partnerships (MLPs) in the US;

•	The solid performance of Water stocks, particularly in the UK; and

•	The strength of the US Dollar against major currencies such as the Euro, the Australian Dollar, the British Pound and the Canadian Dollar had a negative effect as the Fund had significant exposure to these currencies.

Following is a further analysis of each of these factors.

Unless otherwise indicated, all references to currency are to USD.

(1)	Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.

(2)	Source: ALPS Fund Services Inc., Bloomberg L.P.

(3)

The Macquarie Global Infrastructure Index consists of approximately 252 infrastructure/utilities stocks in the FTSE Global All-Cap Index, and has a combined market capitalization after investability weighting of approximately $1.3 trillion as of May 31, 2012.

(4)	The MSCI World is a stock market index of 1600 ‘world’ stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

2

Transportation Infrastructure

The transportation infrastructure sectors were mixed over the Period, with Airports performing well, while Seaports and Toll Roads lagged.

In the Airports sector, Beijing Capital International Airport was up strongly. It announced impressive FY2011 results that were above market expectations. Mexico’s Groupo Aeroportuario del Sureste was another outperformer following its announcement of solid Q1 results. Australian Infrastructure Fund continued to benefit from the sale of noncore assets to focus on airports. Sydney Airport posted strong returns, while Aeroports de Paris also performed well. It reported Q1 results in line with expectations and announced plans to acquire 38% of TAV, the leading airport operator in Turkey and owner of Istanbul Atatürk Airport.

German Seaport company Hamburger Hafen und Logistik was down despite announcing strong FY2011 results and an 18% increase in its dividend. The market was then disappointed with a slightly weaker Q1 earnings result and a marginal downgrade to guidance for FY2012.

Toll Road stocks also underperformed. Atlantia in Italy and Abertis Infraestructuras in Spain were weak primarily due to macro concerns. In addition, Atlantia did report lower traffic on its Italian roads, while S&P downgraded Abertis’ credit rating one notch. By contrast, Vinci in France, Jiangsu Expressway in China and Transurban in Australia outperformed.

Utilities

There was a strong contribution from regulated utilities, such as Electricity and Gas Distribution entities.

Spark Infrastructure, an Australian regulated electricity distribution company, performed well due to its stable, defensive cash flows and high yield. Spark also increased its dividend guidance. Tokyo Gas announced it had completed the Chiba-Kashima transmission pipe after six years of construction, which will enable growth in industrial gas volumes. Centrica in the United Kingdom performed well, following its earnings reports which were in line with expectations.

Electricity transmission companies also performed well due to their defensive nature, led by National Grid which benefitted from a positive regulatory decision in the UK. The company also reported FY2012 earnings above consensus.

In the US, NextEra Energy, a low–risk integrated utility, outperformed, as did PG&E.

3

Stockholder Letter

MAY 31, 2012 (unaudited)

By contrast with the regulated utilities, the European integrated utilities were generally weak as they were weighed down by macro concerns and a deteriorating operating environment. GDF Suez in France was down after management downgraded guidance for FY 2012, while it reported Q4 earnings in line with expectations. There were also concerns about the impact of the French election result on its regulated business in France. In Germany, E.ON was weaker after announcing a softer outlook.

Pipelines

Investors continued to seek the Pipelines sector’s attractive yield in the current low interest rate environment. The major contributors to the Fund’s return were Williams Cos, Enterprise Products Partners and Magellan Midstream Partners in the US. Each of them reported strong operational results, and Enbridge Inc in Canada benefited from positive sentiment. By contrast, Enagas in Spain detracted as it reported results slightly below market expectations and was affected by the weaker Spanish equity market.

Water

The regulated UK water utilities such as Severn Trent and United Utilities again outperformed. They both reported solid full year results, and Severn Trent announced a special dividend. They also benefitted from their very defensive

(5)	Source: Bloomberg

‘safe haven’ status when markets turned down late in the Period, as well as from media speculation of a bid for Severn Trent. American Water Works also performed well after management issued guidance above sell side expectations.

Strong US Dollar

As the Fund was hedged for currency to a limited degree, the appreciation in the US Dollar detracted from the Fund’s return during the period. The USD appreciated by 9%, 6%, 2% and 2% against the Euro, the Australian Dollar, the British Pound and the Canadian dollar respectively(5). Altogether, investments in these currencies comprised almost 50% of the globally diversified portfolio’s security positions at the end of the Period.

Leverage

As of May 31, 2012, the Fund had USD 93 million and EUR 20 million in leverage outstanding and USD 7 million of available commitments. The Fund’s leverage was 26.5%, which is well within the limit outlined in the Fund’s Prospectus. To mitigate the USD exposure due to leverage, the Fund also borrowed in Euro to partially match the currency exposure of the investments with the currency of the borrowings.

As always, we balance the cost of leverage against the longer term potential for enhanced yield and capital returns.

4

Performance Relative to the MGII

The Fund, which is not managed against any benchmark, outperformed its reference benchmark, the Macquarie Global Infrastructure Index (“MGII”).

The main contributors were the underweight and stock selection in Electric Utility, the overweight and stock selection in Airports and Electricity and Gas Distribution, and the overweight in Communications. The main detractors were stock selection in Seaports and Toll Roads.

Fund Diversification by Country & Sector

At the end of the Period, the Fund held positions in 49 global infrastructure stocks representing 13 countries and 12 infrastructure sectors.

The table below shows the top ten holdings in the Fund as of May 31, 2012.

Rank	Stock	Country	Infrastructure Sector(6)	%(7)
1	Transurban	Australia	Toll Roads	4.8
2	Asciano	Australia	Seaports	4.2
3	Spectra Energy	United States	Pipelines	3.2
4	Abertis Infraestructuras	Spain	Toll Roads	3.2
5	PG&E	United States	Electric Utility	3.0
6	Severn Trent	United Kingdom	Water	3.0
7	Vinci	France	Toll Roads	3.0
8	Atlantia	Italy	Toll Roads	2.9
9	National Grid	United Kingdom	Electricity Transmission	2.8
10	NextEra Energy	United States	Electric Utility	2.7

(6)	Industry segments are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification.
(7)	Based on Total Assets as defined in the Prospectus.

5

Stockholder Letter

MAY 31, 2012 (unaudited)

The tables below show the structure of the portfolio by country and sector.

Country	% of Fund on November 30, 2011(7)	% Point Change over Period	% of Fund on May 31, 2012(7)
United States	28.0	2.1	30.1
Australia	13.7	(0.2)	13.5
United Kingdom	7.0	2.4	9.4
China	8.6	(0.2)	8.4
France	10.2	(2.5)	7.7
Germany	7.4	(1.2)	6.2
Canada	4.7	0.3	5.0
Spain	3.9	0.7	4.6
Japan	3.3	0.8	4.1
Brazil	3.4	(0.2)	3.2
Italy	4.4	(1.5)	2.9
Switzerland	1.4	0.1	1.5
Mexico	1.9	(1.0)	0.9
South Korea	1.5	(1.5)	–
Other	0.6	1.9	2.5

Infrastructure Sector(6)	% of Fund on November 30, 2011(7)	% Point Change over Period	% of Fund on May 31, 2012(7)
Pipelines	16.6	3.9	20.5
Toll Roads	15.9	(0.4)	15.5
Electric Utility	19.6	(4.8)	14.8
Seaports	11.8	(1.2)	10.6
Airports	11.2	(1.6)	9.6
Electricity and Gas Distribution	7.8	0.1	7.9
Water	5.0	1.7	6.7
Electricity Transmission	3.4	1.3	4.7
Diversified	2.6	–	2.6
Communications	2.3	(0.2)	2.1
Rail / Other Transportation	1.3	0.2	1.5
Social Infrastructure	1.9	(0.9)	1.0
Other	0.6	1.9	2.5

(6)	Industry sectors are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or sector classification.
(7)	Based on Total Assets as defined in the Prospectus.

6

Distributions

In December 2011, the Fund paid a regularly scheduled quarterly distribution of $0.20 per share, which was a $0.02 increase over the prior quarter. In March 2012, the Board approved an additional $0.04 per share increase in the regular quarterly distribution to $0.24 per share, paid on March 30, 2012. The March distribution represents an increase of 20% over the previous distribution and 50%, or $0.08 per share, over the distribution for the third quarter of 2010. Altogether, the Fund paid a total of $0.44 per share in distributions during this period.

A portion of the distributions may be treated as paid from sources other than net income, including, but not limited to, short-term capital gain, long-term capital gain and return of capital. The final determination of the source of all distributions in 2012, including the percentage of qualified dividend income, will be made by the Fund after December 31, 2012.

Outlook

In the last two months of the Period, global equity markets reversed some of the strong gains made in the previous six months. Market anxiety was ignited by the unexpected outcome of the first Greek election, which served as a stark reminder to markets that Europe’s debt problems are not able to be quickly resolved. The weaker data in China stoked concerns that the engine of global growth may be in the process of slowing more than expected and more than the Chinese authorities would like.

The heightened negativity in global markets does not, however, necessarily translate into the operational performance of infrastructure assets and the companies that own them. Indeed, we continue to see companies in the portfolio performing largely in line with expectations.

We continue to identify what we believe are attractive listed infrastructure opportunities and are looking for opportunities to selectively increase our holding or introduce to the portfolio stocks which we believe are oversold. We continue to remain very cautious and selective, particularly with exposure to Europe due to its heightened risk profile, regulatory risk and weak growth outlook.

As interest rates continue to decline around the world, reliable sources of yield that are higher than inflation continue to be sought by investors. We believe the infrastructure sector has many companies with sustainable and growing yields above the rate of inflation.

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/or operate infrastructure assets that we believe provide essential services, have strong strategic positions,

7

Stockholder Letter

MAY 31, 2012 (unaudited)

and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

We believe that MGU provides US investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 1-800-910-1434 or visit us online at www.macquarie.com/mgu.

Yours sincerely,

Andrew Maple-Brown

Portfolio Manager

Brad Frishberg

Chief Executive Officer

8

INTENTIONALLY LEFT BLANK

9

Schedule of Investments

MAY 31, 2012 (unaudited)

(Expressed in U.S. Dollars)

Description	Shares	Value $

COMMON STOCKS - 120.79%
Australia - 18.38%
Asciano, Ltd.(1)	4,185,296	$18,509,087
Australian Infrastructure Fund	1,867,763	4,275,556
Spark Infrastructure Group(1)(2)	7,811,112	11,679,499
Sydney Airport(1)	1,548,129	4,373,289
Transurban Group(1)	3,822,135	21,072,954
		59,910,385

Brazil - 4.31%
EDP Energias do Brasil SA(1)	1,341,400	8,386,868
LLX Logistica SA(1)(3)	4,892,800	5,676,749
		14,063,617

Canada - 6.84%
Enbridge, Inc.	267,062	10,552,162
TransCanada Corp.	286,203	11,729,654
		22,281,816

China - 11.49%
Beijing Capital International Airport Co., Ltd.	7,506,000	4,728,996
Beijing Enterprises Holdings, Ltd.(1)	2,015,500	11,568,633
COSCO Pacific, Ltd.	5,672,000	6,957,044
Dalian Port PDA Co., Ltd.(3)	20,046,000	4,364,816
ENN Energy Holdings, Ltd.(3)	648,000	2,504,655
Jiangsu Expressway Co., Ltd.(3)	7,690,000	7,321,875
		37,446,019

France - 10.42%
Aeroports de Paris(1)	138,883	10,056,494
GDF Suez(4)	546,808	10,801,204
Vinci SA	328,136	13,107,506
		33,965,204

Germany - 8.47%
E.ON AG	409,318	7,480,519
Fraport AG Frankfurt Airport Services Worldwide	174,619	8,828,868
Hamburger Hafen und Logistik AG	449,732	11,288,761
		27,598,148

Italy - 4.00%
Atlantia SpA(1)(4)	1,056,685	13,046,381

See Notes to Financial Statements.

10

Description	Shares	Value $

Japan - 5.63%
Osaka Gas Co. Ltd.(1)	1,766,000	$6,918,862
Tokyo Gas Co., Ltd.(1)	995,473	4,725,829
West Japan Railway Co.(1)	171,236	6,719,636
		18,364,327

Mexico - 1.24%
Grupo Aeroportuario del Pacifico SA de CV - Class B	1,135,106	4,037,282

Spain - 6.18%
Abertis Infraestructuras SA(1)	1,100,691	14,011,616
Enagas SA(1)	393,636	6,147,444
		20,159,060

Switzerland - 1.97%
Flughafen Zuerich AG(1)	19,201	6,409,558

United Kingdom - 12.77%
Centrica Plc(1)	1,889,634	9,010,600
National Grid Plc(1)	1,240,549	12,427,477
Severn Trent Plc(1)	496,715	13,174,794
United Utilities Plc	692,690	7,013,907
		41,626,778

United States - 29.09%
American Electric Power Co., Inc.	112,000	4,313,120
American Water Works Co., Inc.(1)	285,000	9,749,850
Corrections Corp. of America(1)(3)	163,100	4,252,017
Crown Castle International Corp.(1)(3)	167,290	9,134,034
ITC Holdings Corp.(1)	125,557	8,657,155
NextEra Energy, Inc.(1)	180,400	11,787,336
PG&E Corp.(1)	305,400	13,345,980
Southern Co.(1)	108,200	4,967,462
Spectra Energy Corp.(1)	499,100	14,329,161
The Williams Cos., Inc.	315,100	9,620,003
Wisconsin Energy Corp.	123,000	4,654,320
		94,810,438

Total Common Stocks		393,719,013
(Cost $441,333,413)

See Notes to Financial Statements.

11

Schedule of Investments

MAY 31, 2012 (unaudited)

(Expressed in U.S. Dollars)

Description		Shares	Value $

MASTER LIMITED PARTNERSHIPS - 11.85%
United States - 11.85%
El Paso Pipeline Partners LP(1)		269,500	$8,842,295
Enbridge Energy Partners LP - Class A(1)		168,300	4,921,092
Energy Transfer Equity LP		115,424	4,193,354
Enterprise Products Partners LP(1)		208,078	10,145,883
Magellan Midstream Partners LP(1)		152,967	10,525,659
			38,628,283

Total Master Limited Partnerships			38,628,283
(Cost $34,002,321)

Total Investments - 132.64%			432,347,296
(Excluding investments purchased with cash collateral from securities loaned)
(Cost $475,335,734)

Description	7 Day Yield	Shares	Value $

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED - 3.62%
Invesco Short-Term Investments Trust, Liquid Assets Portfolio, Institutional Class(5)	0.020%	11,783,748	11,783,748

Total Investments Purchased with Cash Collateral From Securities Loaned			11,783,748
(Cost $11,783,748)

Total Investments - 136.26%			444,131,044
(Cost $487,119,482)

Liabilities in Excess of Other Assets - (0.20)%			(639,542)

Leverage Facility - (36.06)%(6)			(117,538,217)

Total Net Assets - 100.00%			$325,953,285

See Notes to Financial Statements.

12

(1)	All or a portion of the security is available to serve as collateral on the outstanding leverage. The aggregate market value of the collateralized securities totals $263,147,558 as of May 31, 2012.
(2)

Security is not registered, but may be resold only to “qualified institutional buyers” in transactions exempt from registration with accordance to Rule 144A under the Securities Act of 1933 and is technically considered a “restricted security”.

(3)	Non-Income Producing Security.
(4)	All or a portion of the security is on loan as of May 31, 2012.
(5)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (See Note 7)
(6)	Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6).

Common Abbreviations:
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.	Company.
Corp.	Corporation.
Inc.	Incorporated.
LP	Limited Partnership.
Ltd.	Limited.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	Sociedad Anonima de Capital Variable is a Spanish Variable Capital Company.
SpA	Societeta’ Per Azioni is an Italian shared company.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MAY 31, 2012 (unaudited)

(Expressed in U.S. Dollars)

ASSETS:
Investments, at value (Cost $487,119,482)*	$444,131,044
Cash	9,372,875
Foreign currency, at value (Cost $15,008)	14,912
Dividends receivable	2,611,895
Tax reclaim receivable	435,237
Securities lending income receivable	100,993
Receivable for investment securities sold	6,565,079
Other assets	39,153
Total Assets	463,271,188

LIABILITIES:
Payable for investment securities purchased	6,549,253
Payable for collateral upon return of securities loaned (Note 7)	11,783,748
Loans payable, at value (Cost $119,315,840) (Note 6)	117,538,217
Accrued investment advisory expense	1,123,792
Accrued directors expense	47,623
Accrued administration expense	33,880
Accrued interest on loans payable	7,897
Accrued legal expense	4,779
Other payables and accrued expenses	228,714
Total Liabilities	137,317,903

Net Assets	$325,953,285

COMPOSITION OF NET ASSETS:
Paid-in capital	$415,638,639
Accumulated net investment income	3,235,069
Accumulated net realized loss on investments	(51,629,226)
Net unrealized depreciation on investments and foreign currency translation	(41,291,197)
Net Assets	$325,953,285

Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	17,317,074
Net Asset Value Per Share	$18.82

*	At May 31, 2012, securities with a market value of $11,148,918 were on loan to brokers.

See Notes to Financial Statements.

14

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 31, 2012 (unaudited)

(Expressed in U.S. Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax $1,097,772)	$10,551,224
Securities lending income	209,020
Interest	595
Total Investment Income	10,760,839

EXPENSES:
Investment advisory	2,202,856
Interest on loan	855,536
Administration	200,001
Legal	165,223
Directors	109,933
Printing	87,474
Audit & tax services	58,510
Custody	46,228
Insurance	44,347
Transfer agent	12,725
Miscellaneous	73,443
Total Expenses	3,856,276

Net Investment Income	6,904,563

Net realized gain/loss on:
Investment securities	9,997,361
Foreign currency transactions	(179,183)
Net change in unrealized appreciation/depreciation on:
Investment securities	(13,231,399)
Translation of assets and liabilities denominated in foreign currencies	2,087,886
Net Realized and Unrealized Loss on Investments	(1,325,335)

Net Increase in Net Assets From Operations	$5,579,228

See Notes to Financial Statements.

15

Statements of Changes in Net Assets

(Expressed in U.S. Dollars)

	For the Six Months Ended May 31, 2012 (Unaudited)	For the Year Ended November 30, 2011
FROM OPERATIONS:
Net investment income	$6,904,563	$13,798,851
Net realized gain/loss on:
Investment securities	9,997,361	12,072,835
Foreign currency transactions	(179,183)	(309,006)
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	(11,143,513)	(19,471,414)
Net Increase in Net Assets From Operations	5,579,228	6,091,266

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(7,619,513)	(12,468,293)
Total Distributions	(7,619,513)	(12,468,293)

Net Decrease in Net Assets	(2,040,285)	(6,377,027)

NET ASSETS:
Beginning of period	$327,993,570	$334,370,597
End of period*	$325,953,285	$327,993,570
*Includes Accumulated Net Investment Income of:	$3,235,069	$3,950,019

See Notes to Financial Statements.

16

Statement of Cash Flows

FOR THE SIX MONTHS ENDED MAY 31, 2012 (unaudited)

(Expressed in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$5,579,228
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(155,967,410)
Proceeds from disposition of investment securities	155,540,884
Net realized gain on investments	(9,818,178)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	11,143,513
Increase in collateral for securities loaned	(9,723,468)
Increase in payable for investment securities purchased	5,720,954
Increase in payable upon return of securities loaned	9,723,468
Increase in receivable for investment securities sold	(5,133,606)
Increase in dividends receivable	(1,681,504)
Increase in tax reclaim receivable	(90,913)
Increase in securities lending income receivable	(43,039)
Decrease in other assets	18,275
Decrease in accrued interest on loan payable	(3,273)
Increase in accrued investment advisory expense	87,752
Increase in accured administration expense	1,003
Decrease in accrued legal expense	(28,262)
Increase in accrued directors expense	6,267
Increase in other payables and accrued expenses	63,765
Net Cash Provided by Operating Activities	5,395,456

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	7,855,997
Cash distributions paid	(7,619,513)
Net Cash Provided by Financing Activities	236,484

Effect of exchange rates on cash	1,908,703
Net increase in cash	7,540,643
Cash and foreign currency, beginning balance	$1,847,144
Cash and foreign currency, ending balance	$9,387,787

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on bank borrowing:	$858,809

See Notes to Financial Statements.

17

Financial Highlights

(Expressed in U.S. Dollars)

For the Six Months Ended May 31, 2012 (Unaudited)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$18.94
Income/Loss from investment operations:
Net investment income	0.40
Net realized and unrealized gain/loss on investments	(0.08)
Total from Investment Operations	0.32

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.44)
Net realized gains on investments	–
Total Distributions	(0.44)

Net asset value - end of period	$18.82
Market Price - end of period	$16.61

Total Investment Return - Net Asset Value(1)	1.81%
Total Investment Return - Market Price(1)	5.31%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)	$325,953
Ratios to average net assets attributable to common shareholders:
Expenses(2)	2.22%(3)
Expenses excluding interest expense	1.73%(3)
Net investment income	3.98%(3)
Portfolio turnover rate	35%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$117,538
Asset Coverage Ratio to Total Assets(4)	377%

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns exclude brokerage commissions on buying and selling of MGU shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.

(2)

For the six months ended May 31, 2012 and the years ended November 30, 2011, 2010, 2009, 2008 and 2007, the ratios to Total Assets were 1.74%, 1.68%, 1.72%, 2.00%, 2.33%, and 2.46%, respectively. The Prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

(3)	Annualized.
(4)	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6).

See Notes to Financial Statements.

18

For the Years Ended November 30,
2011	2010	2009	2008	2007

$19.31	$18.38	$14.31	$35.35	$28.81

0.76	0.54	0.69	1.40	1.30
(0.41)	1.43	4.11	(16.86)	7.34
0.35	1.97	4.80	(15.46)	8.64

(0.72)	(1.04)	(0.73)	(1.60)	(2.10)
–	–	–	(3.98)	–
(0.72)	(1.04)	(0.73)	(5.58)	(2.10)

$18.94	$19.31	$18.38	$14.31	$35.35
$16.16	$16.44	$14.99	$10.18	$31.45

2.24%	12.05%	36.18%	(50.69)%	31.51%
2.46%	16.98%	56.12%	(60.57)%	25.45%

$327,994	$334,371	$318,299	$247,759	$604,702

2.11%	2.19%	2.63%	3.14%	3.12%
1.61%	1.69%	1.76%	1.69%	1.54%
3.96%	2.89%	4.56%	5.42%	3.95%
53%	85%	71%	34%	41%

$109,682	$83,692	$82,000	$90,000	$150,000
399%	500%	488%	375%	503%

19

Notes to Financial Statements

MAY 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies

MGU is a non-diversified, closed-end investment management company registered under the Investment Company Act of 1940 (the “1940 Act”) and organized under the laws of the State of Maryland. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation. The Fund commenced operations on August 26, 2005. The Fund had no operations prior to August 26, 2005 except for the sale of shares to MCIM (formerly named Macquarie Fund Adviser, LLC). The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of ninety days or less.

Restricted Cash: As of May 31, 2012, the Fund did not classify any funds (proceeds) as restricted.

Portfolio Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price

20

on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on security level, prices are derived from factors using Interactive Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see detailed description of inputs and levels on the next page). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities, as applicable. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar. In the event that the pricing service cannot or does not provide a

21

Notes to Financial Statements

MAY 31, 2012 (unaudited)

valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Valuation Committee which shall be composed of at least five voting members designated by the Fund or the Manager, each of whom are officers of the Fund or representatives of the Manager. A quorum of the Valuation Committee will consist of a minimum of three voting members, provided that the members present include at least one of the following: President, Chief Financial Officer/Treasurer, or Head Portfolio Manager of the Fund. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

•	the projected cash flows for the issuer;

•	the fundamental business data relating to the issuer;

•	an evaluation of the forces that influence the market in which these securities are purchased and sold;

•	the type, size and cost of holding;

•	the financial statements of the issuer;

•	the credit quality and cash flow of the issuer, based on the Manager’s or external analysis;

•	the information as to any transactions in or offers for the holding;

•	the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;
•	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management; and

•	the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. When inputs used fall into different levels of the

22

fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing Management’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The following is a summary of the inputs used as of May 31, 2012 in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$393,719,013	$–	$–	$393,719,013
Master Limited Partnerships	38,628,283	–	–	38,628,283
Investments Purchased with Cash Collateral from Securities Loaned	–	11,783,748	–	11,783,748
Total	$432,347,296	$11,783,748	$–	$444,131,044

*	For detailed country descriptions, see accompanying Schedule of Investments.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. All securities of the Fund were valued using Level 1 or Level 2 inputs during the six months ended May 31, 2012. Additionally there were no Level 3 securities at May 31, 2012. Thus, a reconciliation of assets in which significant unobservable

23

Notes to Financial Statements

MAY 31, 2012 (unaudited)

inputs (Level 3) is not applicable for this Fund.

Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/ depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/ or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified

24

cost for both financial reporting and income tax purposes.

2. Income Taxes

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”) and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended November 30, 2011, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2005-2011 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Classification of Distributions: Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended November 30, 2011 and 2010, respectively, were as follows:

Distributions paid from:

	2011	2010
Ordinary income	$12,468,293	$18,009,758
Total	$12,468,293	$18,009,758

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP. Accordingly, for the year ended November 30, 2011, the effects of certain differences were reclassified. The Fund decreased its accumulated net investment income by $596,560, decreased paid in capital by $191,906, and decreased accumulated net realized loss by $788,466. These differences were primarily due to the differing tax treatment of foreign currency, investments in partnerships and certain other investments. Net assets of the

25

Notes to Financial Statements

MAY 31, 2012 (unaudited)

portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At November 30, 2011, the Fund had available for tax purposes unused capital loss carryover of $62,720,700, expiring November 30, 2017. During the period ended November 30, 2011, the Fund utilized $10,955,840 of capital loss carryover.

As of November 30, 2011, deferred post-October losses were as follows:

Currency	$66,799
Capital	$1,911,372

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Ordinary income	$4,126,672
Accumulated capital loss	(64,632,072)
Unrealized depreciation	(27,072,870)
Cumulative effect of other timing differences	(66,799)
Total	$(87,645,069)

As of May 31, 2012, net unrealized appreciation/ depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$32,611,465
Gross depreciation on investments (excess of tax cost over value)	(71,874,045)
Net unrealized depreciation	(39,262,580)
Total cost for federal income tax purposes	$483,393,624

The differences between book and tax net unrealized depreciation and cost were primarily due to the differing tax treatment of master limited partnerships and wash sale deferrals. The other timing differences are due to the partially estimated application of the passive activity loss rules related to the Fund’s investments in master limited partnerships and the deferral of post-October losses.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Moderization Act are generally effective for tax years beginning after the date it was signed into law, so the enacted provisions will apply to the Fund for the fiscal year ending November 30, 2012. The Modernization Act is the first major piece of legislation affecting RICs since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

•

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre- enactment net capital losses. As a result of this ordering rule, the Fund’s pre-enactment losses may be more likely to expire before they are utilized. Under

26

pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

•	The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts certain RICs from the preferential dividend rule, and repealed the 60 day designation requirement for certain types of paythrough income and gains.

•	Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

3. Capital Transactions

	For the Six Months Ended May 31, 2012	For the Year Ended November 30, 2011
Common shares outstanding - beginning of period	17,317,074	17,317,074
Common shares reinvested	–	–
Common shares outstanding - end of period	17,317,074	17,317,074

4. Portfolio Securities

Purchase and sales of investment securities, other than short-term securities for the six months ended May 31, 2012, aggregated $155,967,410 and $155,540,884, respectively.

Purchases and sales of U.S. government securities, for the six months ended May 31, 2012 were $0 and $0. respectively.

5. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements

On July 19, 2011 the Board of Directors approved the renewal of the Investment Advisory and Management Agreement with MCIM (the “Advisory Agreement”), pursuant to which MCIM serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the

27

Notes to Financial Statements

MAY 3 1, 2012 (unaudited)

Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

The Fund placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of MCIM. The commissions paid to the affiliated firm totaled $5,453 for the six months ended May 31, 2012.

ALPS Fund Services, Inc. is the Fund’s Administrator and Fund Accountant in accordance with certain fee arrangements.

6. Leverage

On October 13, 2009, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International, Ltd. (the “BNP Paribas Facility” or “Agreement”), which provides a credit facility to be used as leverage for the Fund. Under the

1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). At May 31, 2012 the Fund maintained an asset coverage of 377%. As of May 31, 2012, the Fund had $92,808,085 and €20,000,000 in leverage outstanding under the BNP Paribas Facility. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund where selected Fund assets are pledged against advances made to the Fund.

As of May 31, 2012, the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $263,147,558.

The Agreement was amended on March 15, 2012. The amendment included the reduction in interest rates payable on outstanding amounts from 100 bps to 70 bps per annum above 3-month LIBOR for the US Dollar line and from 100 bps to 70 bps above the 3-month EURIBOR for the Euro line. The Maximum Commitment Financing (“MCF”) on the Agreement is $100,000,000 and €20,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $25,000,000 upon one business day’s prior notice (no more than one time per calendar month). Upon one business day’s notice the Fund may also increase the previously reduced USD and Euro MCF up to $100,000,000 and €20,000,000. The Fund will pay a commitment fee of 50 bps on the undrawn MCF.

28

As of May 31, 2012, the accrued interest on the outstanding borrowing by the Fund was $7,897. The daily average amounts outstanding under BNP Paribas Facility were $82,999,342 with an average rate on the borrowing of 1.38% for U.S. Dollar for the six months ended May 31, 2012, and €20,000,000, with the average rate on borrowing of 1.87% for the six months ended May 31, 2012. The unused amounts under the BNP Paribas Facility were $7,191,915 for the U.S. Dollar, and €0 for the Euro, at May 31, 2012. The loan payable is carried at cost, and adjusted for foreign currency translation daily on the Euro line.

7. Lending of Portfolio Securities

The Fund from time to time may lend portfolio securities to broker-dealers and banks. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S. securities, and at least 105% of the fair value of the non-U.S. securities loaned plus accrued interest, if any. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. Upon lending its securities to third parties, the Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, which could result in losses to the Fund. The Fund receives cash collateral which is invested in the Invesco Short-Term Investment Trust. This collateral must be valued daily and should the market value of the loaned securities increase the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of May 31, 2012, the Fund had securities on loan valued at $11,148,918 and received cash collateral with a value of $11,783,748.

29

Notes to Financial Statements

MAY 31, 2012 (unaudited)

8. Soft Dollar Arrangement

MCIM maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of MCIM’s permitted investment research services.

9. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $8,750 and the Chairman of the Board of Directors receives $10,938. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out of pocket expenses may be paid as incurred.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11. Subsequent Events

Distributions: On June 6, 2012 the Board of Directors approved a regular quarterly distribution of $0.24 per common share. The distribution was paid on June 29, 2012 to shareholders of record on June 22, 2012.

Directors: At the Fund’s Annual Meeting of Stockholders held on June 21, 2012, the Fund’s stockholders considered the election of one Class I Director of the Fund. Two nominees were presented. A quorum was present but neither nominee received a sufficient number of votes to be elected. Therefore, the Fund’s current Class I Director, Gordon A. Baird, will continue as a Director until such time as his successor is duly elected and qualifies.

30

Dividend Reinvestment Plan

Unless a stockholder of MGU (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•	If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

•	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common
Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

31

Additional Information

MAY 31, 2012 (unaudited)

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial advisor for more information. The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, 480 Washington Blvd., Jersey City, NJ, 07310, Transfer Agent Services, 1-866-587-4518.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at

1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a

32

charge, upon request, by contacting the Fund at

1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

Notice

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

33

Directors & Officers

MAY 31, 2012 (unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”), and other public company directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Age and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)
Gordon A. Baird*, 43	Class I Director	Since – July 2005
Thomas W. Hunersen*, 53	Class II Director	Since – July 2005
Chris LaVictoire Mahai*, 56	Class III Director	Since – July 2005

Biographical Information of the Interested Directors of the Fund

Name, Age and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)
Brad Frishberg, 45	Class III Director	Since – January 2011

(1)	Each Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1290 Broadway, Suite 1100, Denver,

  CO 80203.

(2)

Each Director’s term of office extends until the next stockholder meeting called for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.

*	Member of the Audit Committee.

34

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Company Directorships
Mr. Baird is an advisor to Thomas H. Lee Partners L.P. (a Boston-based private equity firm) and had been Chief Executive Officer and member of the Board of Directors of Paramax Capital Partners LLC, 2003 –2011. Mr. Baird is a Chartered Financial Analyst.	1	None
Mr. Hunersen is Group Executive – Corporate Development at Anglo Irish Bank Corporation (stateowned bank based in Ireland), Dublin, Republic of Ireland. Previously, he managed CKW Associates, Inc. (investment and consulting company), 2006 – 2009; Head of Strategy Projects – North America, Global Wholesale Banking – Bank of Ireland (commercial Irish bank), Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc.(computer game company), Natick, Massachusetts, 2001 – 2003; and Executive Vice President, General Manager and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.	1	None
Ms. Mahai has been Owner/Managing Member/ Partner of Aveus, LLC (general management consulting) since 1999.	1	None
Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Directorships
Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 to 2008.	1	None

35

Directors & Officers

MAY 31, 2012 (unaudited)

Biographical Information of the Executive Officers of the Fund

Name, Age and Address(1) of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served
Brad Frishberg, 45 125 West 55th Street New York, NY 10019	Chief Executive Officer and President	Since – May 31, 2010
James Blake, 49 125 West 55th Street New York, NY 10019	Chief Compliance Officer	Since – February 14, 2011
John H. Kim, 41 125 West 55th Street New York, NY 10019	Chief Legal Officer and Secretary	Since – February 1, 2011
Meredith Meyer, 39 125 West 55th Street New York, NY 10019	Chief Financial Officer and Treasurer	Since – February 1, 2011

(1)	Each officer serves an indefinite term.

36

Principal Occupation(s) During Past Five Years
Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 to 2008.
Mr. Blake is an Associate Director for Macquarie Group Limited (February 2011 – present); previously, he was a Senior Compliance Officer for Delaware Management Business Trust, a subsidiary of Macquarie Group Limited (August 2001–January 2011).
Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Funds Group (June 2009 – Present); previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG (April 2001 – June 2009).
Ms. Meyer has been a Vice President of Macquarie Funds Group since June 2009 and served as Senior Manager of Macquarie Funds Group from 2007 to 2009. She also has served as the Chief Operating Officer of Macquarie Capital Investment Management LLC since 2009. Previously, she was Vice President at Marsh & McLennan Companies from 2003 to 2006.

37

1-800-910-1434

Macquarie Global Infrastructure Total Return Fund Inc.
125 West 55th Street
New York, NY 10019

MGU-Questions@macquarie.com

www.macquarie.com/mgu

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

             Companies.

The following is a copy of the Registrant’s policies and procedures:

Registrant’s (MGU) Proxy Voting Procedures

Macquarie Capital Investment Manager, LLC (“MCIM”) is the adviser of MGU and is responsible for voting proxies on its behalf. MCIM has adopted the following policies and procedures designed to ensure that all such votes are in the best interest of MGU.

a) MCIM’s policy is to vote on all proxies for securities held by MGU consistently and in the best interest of MGU and its shareholders, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of MGU. For this purpose, “best interest” means in the best economic interest of MGU and its shareholders, as investors (hereafter, collectively, “MGU”), without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which MGU shareholders may have other than their economic interest, in common, as MGU investors.

b) MCIM has engaged the services of RiskMetrics to make recommendations to MCIM with respect to voting proxies related to securities held by MGU. RiskMetrics’ recommendations will be based on RiskMetrics’ pre-established voting guidelines.

c) MCIM will review each RiskMetrics recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MGU.

d) In the event that MCIM determines that it is not in the best interest of MGU to vote, or to vote in accordance with a RiskMetrics recommendation, regarding a particular voting matter, MCIM will document its reasons for such determinations.

e) In the event that MCIM manages the assets of a company or its pension plan and the Fund holds securities issued by that company, MCIM will vote proxies relating to that company’s securities in accordance with RiskMetrics’ recommendations to avoid any actual or apparent conflict of interest in the matter.

f) In the event, apart from the situation described in e) immediately above, that MCIM determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the RiskMetrics recommendation to ensure that such conflict is avoided. Should MCIM determine that a vote according to RiskMetrics’ recommendation regarding such a matter would not be in the best interest of MGU, MCIM will promptly escalate the matter so that voting instructions may be obtained from the MGU Board of Directors upon the advice, if sought, of legal counsel or other advisers to the Fund and/or its independent directors.

g) MCIM will follow any specific voting procedures adopted by MGU, unless it determines that it is unable to do so. In the event that MCIM is unable, for any reason, to follow specific procedures adopted by MGU, it will document the reasons for its determination and promptly so notify the Board of Directors of MGU or their appointed delegate.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

             Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	August 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	August 7, 2012

By:	/s/ Meredith Meyer
Meredith Meyer
Chief Financial Officer (Principal Financial Officer)

Date:	August 7, 2012